UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2007
CHECKFREE CORPORATION
(Exact Name of Registrant as specified in its charter)

Delaware	0-26802	58-2360335

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)
4411 East Jones Bridge Road
Norcross, Georgia 30092
(678) 375-3000
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of incorporation or Bylaws; Change in Fiscal Year.
     Effective February 8, 2007, the Board of Directors (the “Board”) of CheckFree Corporation (the “Corporation”) approved and adopted amendments to Article III, Sections 7 and 9 and Article IV, Section 1 of the Corporation’s Bylaws to allow notices of special meetings of the Board, actions by unanimous written consent of the Board, or any manner of notices given to the Board, to be delivered by electronic transmission. The Bylaws are amended as follows:
     “ARTICLE III
     Section 7. Special Meetings. Special meetings of the Board of Directors may be called by the chairman of the board or the president and shall be called by the chairman of the board or the president or the secretary on the written request of a majority of the directors. Notice of special meetings of the Board of Directors shall be given to each director (i) in a writing mailed not less than three days before such meeting addressed to the residence or usual place of business of a director, (ii) by facsimile sent not less than two days before such meeting to the residence or usual place of business of a director, or (iii) delivered in person or by telephone or by electronic transmission not less than one day before such meeting.
     Section 9. Actions by Unanimous Written Consent. Unless otherwise restricted by the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.
     ARTICLE IV
     Section 1. Manner of Notices. Whenever, under the provisions of the statutes or of the Certificate of Incorporation or of these By-Laws, notice is required to be given to any director or stockholder, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or stockholder, at his address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Notice to directors may also be given by electronic transmission or telecopy.”
     Pursuant to General Instruction F of Current Report on Form 8-K, a copy of the Bylaws is furnished as Exhibit 3(a) to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit
Number	Exhibit Description

3(a)	Amended and Restated By-Laws of CheckFree Corporation, as of February 8, 2007 (Reference is made to Exhibit 3 to the Corporation’s Quarterly Report on Form 10-Q, dated December 31, 2006, filed with the Securities and Exchange Commission on February 8, 2007, and incorporated herein by reference).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CheckFree Corporation
Date: February 9, 2007	By:	/s/ David E. Mangum

David E. Mangum, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

3(a)	Amended and Restated By-Laws of CheckFree Corporation, as of February 8, 2007 (Reference is made to Exhibit 3 to the Corporation’s Quarterly Report on Form 10-Q, dated December 31, 2006, filed with the Securities and Exchange Commission on February 8, 2007, and incorporated herein by reference).

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